UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A-2

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 20, 2012

CommerceTel Corporation
(Exact name of registrant as specified in its charter)

Nevada	000-53851	26-3439095
(State or Other Jurisdiction	(Commission File	(I.R.S. Employer
of Incorporation)	Number)	Identification Number)

58 West Buffalo Road, Suite 200
Chandler, AZ 85225
(Address of principal executive offices) (zip code)

(866)622-4261
 (Registrant’s telephone number, including area code)

 (Former name or former address, if changed since last report)

Copies to:
Louis A. Brilleman, Esq.
1140 Avenue of the Americas, 9th Floor
New York, New York 10036
Phone: (212) 584-7805
Fax: (646) 380-6899

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant's Certifying Accountant.

On February 20, 2012, CommerceTel Corporation (the “Company”) dismissed its auditors, Mayer Hoffman McCann P.C. (the "Former Accountant").  Effective February 20, 2012, the Company engaged M&K CPAS, PLLC (the "New Accountant"), as its independent certified public accountant.  The Company's decision to dismiss the Former Accountant and retain the New Accountant was approved by its Board of Directors on February 21, 2012.

The Former Accountant’s report on the financial statements for the fiscal year ended December 31, 2010 (the only period audited by the Former Accountant) was not subject to an adverse or qualified opinion or a disclaimer of opinion and was not modified as to uncertainty, audit scope or accounting principles for the fiscal years then ended, except that the Former Accountant’s report on the financial statements as of December 31, 2010 contained explanatory language that substantial doubt existed about the Company’s ability to continue as a going concern due to recurring operating losses and negative cash flows from operations.

During the two most recent fiscal years and the subsequent interim period through the date of the dismissal of the Former Accountant , there were no reportable events as the term is described in Item 304(a)(1)(v) of Regulation S-K.

During the two most recent fiscal years and the subsequent interim period through the date of the dismissal of the Former Accountant , there were no disagreements with the Former Accountant on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which, if not resolved to the satisfaction of the Former Accountant would have caused it to make reference to the subject matter of the disagreements in connection with its reports on these financial statements for those periods.

The Company did not consult with the New Accountant regarding the application of accounting principles of any specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, and no written or oral advice was provided by the New Accountant that was a factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issues.  However, the New Accountant audited the financial statements of Digimark, LLC (“Digimark”) following the Company’s acquisition of substantially all of the assets of Digimark’s BoomText interactive mobile marketing services business.  That transaction was completed on August 9, 2011.

The Company has requested that the Former Accountant furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. The requested letter is attached as Exhibit 16.1 to this Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of business acquired.

Not applicable.

(b) Pro forma financial information.

Not applicable.

(c) Exhibits

Exhibit Number	Description

16.1	Letter from Former Accountants dated March 13, 2012.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMERCETEL CORPORATION

March 13, 2012	By:	/s/ Dennis Becker Chief Executive Officer